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                              PROMISSORY NOTE

$150,000.00                                           Date: September 19, 1994

For value received, the undersigned IWL Communications, Inc. (the "Promisor") promises to pay to the order of Byron Allen (the "Payee"), at 4311 FM 2351, FRIENDSWOOD, Texas 77546, (or at such other place as the Payee may designate in writing) the sum of $150,000.00 with interest from September 19, 1994, on the unpaid principal at the rate of 10.00 percent annually.

The unpaid principal and accrued interest shall be payable in monthly installments of $151,250.00, beginning on October 19, 1994, and continuing until October 19, 1994, (the "Due Date"), at which time the remaining unpaid principal and interest shall be due in full. THE PROMISSOR UNDERSTANDS THAT THE PAYMENT OF THE ABOVE INSTALLMENT PAYMENTS MAY NOT FULLY AMORTIZE THE PRINCIPAL BALANCE OF THE NOTE, AND THEREFORE, A BALLOON PAYMENT MAY BE DUE ON THE DUE DATE. All payments on this Note shall be applied first in payment of accrued interest and any remainder in payment of principal.

No renewal or extension of this Note, delay in enforcing any right of the Payee under this Note, or assignment by Payee of this Note shall affect the liability of the Promisor. All rights of the Payee under this Note are cumulative and may be exercised concurrently or consecutively at the Payee's option.

This Note shall be construed in accordance with the laws of the State of Texas.

If any one or more of the provisions of this Note are determined to be unenforceable, in whole or in part, for any reason, the remaining provisions shall remain fully operative.

All payments of principal and interest on this Note shall be paid in the legal currency of the United States.

Promisor waives presentment for payment, protest, and notice of protest and nonpayment of this Note.

Signed this 19th day of September, 1994, at IWL Communications, Inc. Friendswood, Texas.


IWL Communications, Inc.


By:  /s/ Ignatius Leonards
   ------------------------------
   Ignatius Leonards
   President